EXHIBIT 10.1

WESBANCO, INC.

KEY EXECUTIVE

INCENTIVE BONUS & OPTION PLAN

STOCK OPTION AGREEMENT

_______________________
(Employee)

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the date shown on the cover page (the "Grant Date") by and between WESBANCO, INC. (the "Company"), a West Virginia corporation having its principal place of business in Wheeling, West Virginia, and _____________________ (the "Optionee"), an employee of the Company or one or more of its Subsidiaries.

WHEREAS, the Company desires to have the Optionee serve as an employee of the Company or its Subsidiary and to provide the Optionee with an incentive to put forth maximum effort for the success of the business;

WHEREAS, the Company has adopted the Wesbanco, Inc. Key Executive Incentive Bonus & Option Plan (the "Plan") to attract and retain highly competent employees and to provide an incentive in motivating selected employees to achieve long-term corporate objectives. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings given to such terms in the Plan; and

WHEREAS, this Agreement sets forth the terms and conditions applicable to options to purchase shares of Stock granted the Optionee under the Plan as of ___________(the "Grant Date").

NOW, THEREFORE, accordingly, intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
Grant of Options

1.1 Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee as of the Grant Date the right and option to purchase from the Company up to, but not exceeding in the aggregate, _____ shares of Stock, at an option price of $_____ per share (the "Options"), and for the period beginning on the Grant Date and ending at the close of business on ___________ (the "Option Term").

1.2 The Options are intended to be nonqualified stock options. The options evidenced hereby are not subject to the requirements or federal income tax treatment described in Section 422 of the Internal Revenue Code of 1986, as amended.

ARTICLE II
Vesting, Exercise and Tax Withholding

2.1 Unless sooner vested or terminated pursuant to this Agreement, the Options granted to the Optionee hereunder shall vest in accordance with the following schedule:

The Committee, within its discretion and under such terms as it may deem appropriate, may permit the Optionee, if he terminates by reason of Retirement and that Retirement is with the consent of the Board, to become fully vested or to continue to become vested in the Options during the two year period following his retirement. On and after the date Options have vested, they may be exercised, in whole or in part, at any time and from time to time during the Option Term, subject to earlier termination in accordance with Article III. Upon the termination of any of the Options pursuant to Article III, the Options so terminated shall cease to be exercisable and the Optionee shall have no further rights under this Agreement with respect to the Options so terminated.

2.2 If a Change of Control (Capitalized terms not herein defined shall be as defined in the Plan adopted February 13, 1998) occurs at a time when there remain any Options that have not previously been vested or terminated in accordance with this Agreement, all of those unvested Options shall vest and become fully exercisable on the date of the Change of Control.

2.3 The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Grant Date, to vest the Options, in whole or in part, prior to the time the Options would otherwise vest under the terms of this Agreement.

2.4 Vested Options shall be exercised by the Optionee by delivering to the Company a Notice in the form set forth as Exhibit A hereto, together with a check payable to the order of the Company and/or shares of Stock that have been held by the Optionee for at least six months prior to the date of exercise, with a stock power executed in blank, equal in value to the option price of the shares being purchased. Shares of Stock surrendered in exercise of the Option shall be valued at their Fair Market Value on the date of exercise. If the Stock is publicly traded at the time of any exercise, payment of the exercise price may also be made in accordance with a "cashless" exercise program, if established by the Company, under which, if so instructed by the Optionee and if in the opinion of the Company, such åcashlessæ exercise would not violate any applicable law, the Company would issue Stock directly to the Optionee's broker or dealer upon receipt of an irrevocable written notice of exercise from the Optionee specifying that shares subject to the Options are to be applied in payment of the exercise price for Options.

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2.5 In the event the Company determines in good faith that the Company must withhold tax with respect to an exercise of options hereunder, the Company shall notify the Optionee of the amount of withholding tax or other tax, if any, that must be paid under federal and, where applicable, state and local law in connection with the exercise of the Options or the sale of shares of Stock subject to the Options. The Optionee shall have the right to elect to meet his withholding requirement (i) by having withheld from the Options at the time of exercise that number of shares of Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such exercise or (iii) by a combination of shares and cash.

2.6 Prior to delivery of any certificate representing Shares acquired under this Stock Option Agreement and as a further condition to any exercise of Options evidenced hereby, the Optionee shall execute and agrees to be bound by any agreement then in effect among the shareholders of the Company dealing with rights and liabilities of shareholders of the Company and/or the disposition or voting of Shares.

ARTICLE III
Termination of Employment

3.1 In event of the termination of employment of the Optionee by the Optionee for any reason other than death, Disability, Retirement or by the Company (i) prior to the occurrence of a Change in Control for reasons other than Cause or (ii) after the occurrence of a Change in Control for any reason (as such initially capitalized terms are defined in the Plan), (i) any Options that were not vested prior to the date of such termination of employment shall terminate on such date and (ii) any Options that were vested prior to the date of such termination of employment (and which were not previously exercised) shall terminate on the ninetieth (90th) day following the date of such termination of employment or the last day of the Option Term, whichever is earlier.

3.2 In the event of the termination of the employment of the Optionee by reason of death, Disability or Retirement, those unexercised Options that were not vested prior to the date of such termination of employment, except as may otherwise be permitted by the Committee at the time of termination of employment, shall be forfeited and shall not become vested at any time thereafter. In the event of termination of employment for reasons of Disability or Retirement, those unexercised Options which were vested on the date of termination shall be exercisable at any time, at the election of the Optionee, up until and including the second anniversary of such termination of employment, unless such time is extended by the Committee in its discretion. In the event of termination of employment for reasons of death, those unexercised Options which were vested as of the date of termination shall be exercisable at any time, at the election of the Beneficiary, up until and including the first anniversary of the date of the Optionee's death, unless such time is extended by the Committee in its discretion.

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3.3 In the event the Company or any of its direct or indirect Subsidiaries terminates the Optionee's employment for Cause prior to the occurrence of a Change in Control, all then unexercised Options, whether or not then vested, and regardless of whether the Optionee shall have attempted to exercise those Options on or prior to the date of such termination, shall immediately become void and unexercisable and shall terminate immediately upon such termination of employment.

3.4 In the event of termination of employment, the Company, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the Options to be exercised, in whole or in part, after its expiration date described in Section 3.1 or Section 3.2, but not after the expiration of the Option Term.

ARTICLE IV
Miscellaneous

4.1 The number and kind of shares subject to the Options and the exercise price of the Options shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Options. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

4.2 After any merger, consolidation or similar transaction in which the Company is the surviving corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of the Options to receive (subject to any required action by shareholders), in lieu of the number of shares of Stock receivable pursuant to such exercise, the number and class of shares or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or similar transaction if, at the time of such transaction, Optionee had been the holder of record of a number of shares equal to the number of shares receivable pursuant to such exercise. Comparable rights shall accrue to the Optionee in the event of successive transactions of the character described above. In the event of a merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under the Options or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options, the Board shall provide that any unvested portion of the outstanding Options that has not previously been terminated shall be immediately vested as of a date prior to such merger, consolidation or similar transaction. The exercise that was permissible solely by reason of this Section 4.2 shall be conditioned upon the consummation of the merger, consolidation or similar transaction. Any Options that are neither assumed by the Acquiring Corporation nor exercised as of the date of the merger, consolidation or similar transaction shall terminate effective as of the effective date of the transaction.

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4.3 Nothing contained in this Agreement shall be deemed to confer upon the Optionee, in his capacity as a holder of Options, any right to prevent or to approve or vote upon any of the corporate actions described in these Sections 4.1 and 4.2. The existence of the Options granted hereunder shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

4.4 Whenever the term "the Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom Options may be transferred by will or by the laws of descent and distribution, the term "the Optionee" shall be deemed to include such person or persons.

4.5 The Options granted hereunder are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee's lifetime only by him or her. No assignment or transfer of the Options granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Options shall terminate and become of no further effect.

4.6 The Optionee shall not be deemed for any purpose to be a stockholder of the Company in respect of any shares as to which the Options shall not have been exercised as herein provided.

4.7 Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or shall affect the right of the Company or its Subsidiaries to terminate the employment of the Optionee, with or without cause.

4.8 Nothing in this Agreement or otherwise shall obligate the Company to vest any of the Options, to permit the Options to be exercised other than in accordance with the terms hereof or to grant any waivers of the terms of this Agreement, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any options now or hereafter granted to any other person or any other Options granted to the Optionee.

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4.9 Notwithstanding any other provision hereof, the Optionee shall not exercise the Options granted hereunder, and the Company shall not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance of such shares would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority, the terms of any credit agreement or other financing agreement to which the Company is then a party or by which it is bound. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or any then applicable state security law or regulation or to take any other affirmative action in order to cause the exercise of the Options or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

4.10 No amounts of income received by the Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company unless otherwise provided in such plan.

4.11 Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at the address shown below or such address as may from time to time be designated by one party in a notice mailed or delivered to the other party as herein provided:

If to the Optionee:

_________________
_________________
_________________

If to the Company:

Wesbanco, Inc.
1 Bank Plaza
Wheeling, WV 26003
Attention: Secretary of the Board

4.12 This Agreement shall be governed by the laws of the State of West Virginia applicable to agreements made and performed wholly within the State of West Virginia, without regard to that State's principles of conflicts of laws.

4.13 As used in this Agreement, unless the context otherwise requires (i) references to "Articles" or "Sections" are to articles or sections of this Agreement, (ii) "hereof", "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement, (iii) references to any gender include references to all genders, (iv) "including" means including without limitation, and (v) headings of the various articles and sections are for convenience of reference only.

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4.14 This Agreement sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Agreement, the Company makes no representations, warranties or covenants to the Optionee with respect to this Agreement or its subject matter, including with respect to the current or future value of the shares subject to the Options. Any modification, amendment or waiver to this Agreement will be effective only if it is in writing signed by the Company and the Optionee. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of that or any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WESBANCO, INC.

By:___________________________

Title:__________________________

OPTIONEE:

_______________________________
[NAME]

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EXHIBIT A

EXERCISE OF STOCK OPTION

Pursuant to the provisions of the Stock Option Agreement entered into as of ____________between WESBANCO, INC. (the "Company") and, ________________________, I hereby exercise the incentive stock option granted under the terms of the Agreement to the extent of _____ shares of the Stock of the Company. I deliver to the Company herewith the following in payment for the shares:

▪ $_________ in cash

▪    Stock certificates for ________ shares of Stock held for at least six months

Date: ______________________    ______________________________
Optionee
____________________
____________________
Address

____________________
Soc. Sec. No.